Exhibit 99.2 eidos a bridgebio company1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 â†’ x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # 0000000000000000 SHARES 0 0 0 0 0 0 0 0 0 0000476853_1 R1.0.1.18 EIDOS THERAPEUTICS, INC. 101 MONTGOMERY STREET SUITE 2000 SAN FRANCISCO, CA 94104 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on January 18, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE DURING THE MEETING - Go to www.virtualshareholdermeeting.com/ EIDX2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on January 18, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. A proposal to adopt the Agreement and Plan of Merger, dated as of October 5, 2020, by and among Eidos Therapeutics, Inc. (“Eidos”), BridgeBio Pharma, Inc., Globe Merger Sub I, Inc. and Globe Merger Sub II, Inc., a copy of which is attached as Annex A to the accompanying joint proxy statement/prospectus, and approve the mergers and other transactions contemplated thereby (the “Eidos merger proposal”); 2. A proposal to approve, on a non-binding, advisory basis, the compensation that may become payable to the named executive officers of Eidos in connection with the consummation of the mergers (the “Eidos advisory compensation proposal”); and 3. A proposal to approve the adjournment of the Eidos special meeting to another date and place, if necessary or appropriate, to solicit additional votes in favor of the Eidos merger proposal (the “Eidos adjournment proposal”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PRELIMINARY PROXY CARD SUBJECT TO COMPLETION, DATED DECEMBER 11, 2020

0000476853_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com EIDOS THERAPEUTICS, INC. Special Meeting of Stockholders January 19, 2021, at 9:00 a.m, Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Neil Kumar, Ph.D. and Franco Valle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EIDOS THERAPEUTICS, INC. held of record by the undersigned on December 8, 2020, at the Special Meeting of Stockholders to be held on January 19, 2021 at 9:00 a,m., Pacific Time via live web-cast at www.virtualshareholdermeeting.com/EiDX2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. Continued and to be signed on reverse side